UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2006

ACXIOM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No.)

1 Information Way, P.O. Box 8180, Little Rock, Arkansas	72203-8180
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

During its quarterly conference call following the release of its fourth quarter earnings, members of Acxiom Corporation’s management made remarks addressing a proxy contest by VA Partners, LLC for the election of directors at Acxiom’s 2006 annual shareholders meeting. A copy of the transcript of the conference call is attached as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Transcript of the Company’s fourth quarter fiscal year 2006 earnings conference call held on May 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 18, 2006

ACXIOM CORPORATION

By:        /s/ Jerry C. Jones

Name:	Jerry C. Jones
Title:	Business Development/Legal Leader

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of the Company’s fourth quarter fiscal year 2006 earnings conference call held on May 17, 2006